Exhibit 99.1

Company:

Michael J. Fitzpatrick

Chief Financial Officer

OceanFirst Financial Corp.

Tel: (732)240-4500, ext. 7506

Fax: (732)349-5070

email:Mfitzpatrick@oceanfirst.com

FOR IMMEDIATE RELEASE

OceanFirst Financial Corp.

ANNOUNCES REVISED FOURTH QUARTER

AND 2006 EARNINGS

TOMS RIVER, NEW JERSEY, March 23, 2007…OceanFirst Financial Corp. (NASDAQ:OCFC), the holding company for OceanFirst Bank, today announced that diluted earnings per share for the quarter ended December 31, 2006 amounted to a loss of $.13. For the year ended December 31, 2006 diluted earnings per share was $1.07. These results have been revised from the earnings results the Company reported in its January 18, 2007 press release in which the Company reported diluted earnings per share for the quarter and year ended December 31, 2006 of $.40 and $1.59.

The Company recently received information regarding the exposure of Columbia Home Loans, LLC, (“Columbia”), the Company’s mortgage banking subsidiary, to repurchase subprime loans originated and sold by Columbia. For the year ended December 31, 2006, Columbia originated $728.3 million of loans, which represented 62.9% of total Company-wide loan originations. Of this amount, $299.8 million or 41.2% of the total originated, are considered subprime mortgage loans which are made to individuals whose borrowing needs are generally not fulfilled by traditional loan products because they do not satisfy the credit documentation or other underwriting standards prescribed by conventional mortgage lenders and loan buyers. In April 2006, Columbia began to offer a subprime loan product that provided the borrower with 100% financing relative to the value of the underlying property. Columbia originated $148.2 million of these loans in 2006. These mortgage loans are generally underwritten to investor specifications, subjected to investor due diligence and subsequently sold to investors. The loan sale agreements typically require Columbia to repurchase the loan in the event of an “early payment default”, defined as the failure by the borrower to make a payment within a designated period early in the loan term. In July 2006, Columbia renegotiated and tightened investor loan sale agreements to generally define early payment default as the failure of the borrower to make the first payment following sale of the loan. In addition to early payment defaults, Columbia must also repurchase a loan in the event of a breach of a representation or warranty or a misrepresentation during the loan origination process.

Recently, senior executives of the Company learned of the higher than expected incidence of demands for repurchase due to early payment defaults. Upon further investigation, the Company learned that Columbia officers failed to report to Company management, the demands for repurchase due to early payment default in accordance with the Company’s established procedures. In addition, certain loan sale agreements were renegotiated to expand the default period with investors or early payment default demands were accepted without the requisite delegated authority. Since the discovery of this information, the Company has discontinued the origination of subprime loans.

Based on the information currently available to the Company, a reserve for repurchased loans has been established for $9.6 million which is included in other liabilities in the Company’s consolidated statement of financial condition with a corresponding provision which reduced the net (loss) gain on sale of loans to a loss of $7.1 million and a gain of $1.4 million for the quarter and year ended December 31, 2006, respectively. In addition, the Company did not meet financial targets required for certain executive officers to be paid a bonus under the Company’s incentive compensation program. Accordingly, no bonuses were paid to the named executive officers of the Company, which has been reflected in this revision. The previously issued earnings release included bonuses in the amount of $275,000 to the named executive officers.

Management is required to assess the Company’s internal control over financial reporting as of December 31, 2006. Based on this assessment, management will disclose in Form 10-K that the Company’s internal control over financial reporting was not effective as of December 31, 2006 due to the existence of the following material weakness identified by management: The Company’s policies and procedures were not effective to provide for the proper evaluation and assessment of the adequacy of the reserve for repurchased loans at its mortgage banking subsidiary. Specifically, the Company lacked an effective process to ensure that the exercise of loan repurchase requests by purchasers of its loans were timely identified and incorporated properly in the analysis of its reserve for repurchased loans. To address the material weakness, in the first quarter of 2007 the Company enhanced its policies and procedures related to the quarterly evaluation of the adequacy of the reserve for repurchased loans, modified its mortgage loan product menu to eliminate the origination of subprime loans and has taken disciplinary action against certain officers of Columbia responsible for not following established policies and procedures. The Company continues to investigate this matter to determine further actions, if any, that may be required.

Conference Call

The Company will host a conference call on Monday, March 26, 2007 at 9:00 a.m. Eastern time. The direct dial number for the call is (877) 407-8035. For those unable to participate in the conference call, a replay will be available. To access the replay, dial (877) 660-6853, Account #286, Conference ID #236182, from one hour after the end of the call until midnight on Monday, April 2, 2007.

OceanFirst Financial Corp.’s subsidiary, OceanFirst Bank, founded in 1902, is a federally-chartered stock savings bank with $2.1 billion in assets and twenty branches located in Ocean, Monmouth and Middlesex counties, New Jersey. The Bank is the largest and oldest community-based financial institution headquartered in Ocean County, New Jersey.

OceanFirst Financial Corp.’s press releases are available at no charge by visiting us on the worldwide web at http://www.oceanfirst.com.

Forward-Looking Statements

This news release contains certain forward-looking statements which are based on certain assumptions and describe future plans, strategies and expectations of the Company. These forward-looking statements are generally identified by use of the words “believe,” “expect,” “intend,” “anticipate,” “estimate,” “project,” or similar expressions. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

OceanFirst Financial Corp.

CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

(dollars in thousands, except per share amounts)

	December 31, 2006	December 31, 2005
ASSETS

Cash and due from banks	$32,204	$31,108
Investment securities available for sale	82,384	83,861
Federal Home Loan Bank of New York stock, at cost	25,346	21,792
Mortgage-backed securities available for sale	68,369	85,025
Loans receivable, net	1,701,425	1,654,544
Mortgage loans held for sale	82,943	32,044
Interest and dividends receivable	8,083	7,089
Real estate owned, net	288	278
Premises and equipment, net	18,196	16,118
Servicing asset	9,787	9,730
Bank Owned Life Insurance	37,145	36,002
Intangible Assets	1,114	1,272
Other assets	9,718	6,494

Total assets	$2,077,002	$1,985,357

LIABILITIES AND STOCKHOLDERS’ EQUITY

Deposits	$1,372,328	$1,356,568
Securities sold under agreements to repurchase with retail customers	50,982	54,289
Securities sold under agreements to repurchase with the Federal Home Loan Bank	34,000	59,000
Federal Home Loan Bank advances	430,500	354,900
Other borrowings	17,500	5,000
Advances by borrowers for taxes and insurance	7,743	7,699
Other liabilities	31,629	9,117

Total liabilities	1,944,682	1,846,573

Stockholders’ equity:
Preferred stock, $.01 par value, 5,000,000 shares authorized, no shares issued	—	—
Common stock, $.01 par value, 55,000,000 shares authorized, 27,177,372 shares issued and 12,262,307 and 12,698,505, shares outstanding at December 31, 2006 and 2005, respectively	272	272
Additional paid-in capital	201,936	197,621
Retained earnings	164,121	164,613
Accumulated other comprehensive loss	(470)	(1,223)
Less: Unallocated common stock held by Employee Stock Ownership Plan	(6,369)	(7,472)
Treasury stock, 14,915,065 and 14,478,867, shares at December 31, 2006 and 2005, respectively	(227,170)	(215,027)
Common stock acquired by Deferred Compensation Plan	1,457	1,383
Deferred Compensation Plan Liability	(1,457)	(1,383)

Total stockholders’ equity	132,320	138,784

Total liabilities and stockholders’ equity	$2,077,002	$1,985,357

OceanFirst Financial Corp.

CONSOLIDATED STATEMENTS OF INCOME

(in thousands, except per share amounts)

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
	(Unaudited)
Interest income:
Loans	$27,334	$25,112	$106,384	$93,864
Mortgage-backed securities	786	854	3,304	3,813
Investment securities and other	1,772	1,323	6,874	5,122

Total interest income	29,892	27,289	116,562	102,799

Interest expense:
Deposits	9,362	6,733	33,401	22,807
Borrowed funds	6,698	5,146	25,042	19,066

Total interest expense	16,060	11,879	58,443	41,873

Net interest income	13,832	15,410	58,119	60,926

Provision for loan losses	50	—	150	350

Net interest income after provision for loan losses	13,782	15,410	57,969	60,576

Other (loss) income:
Loan servicing income	106	131	515	280
Fees and service charges	2,633	2,459	10,488	9,434
Net (loss) gain on sales of loans and securities available for sale	(7,115)	3,104	1,358	13,183
Net loss from other real estate operations	(1)	—	(61)	—
Income from Bank Owned Life Insurance	303	267	1,143	1,122
Other	111	23	165	71

Total other (loss) income	(3,963)	5,984	13,608	24,090

Operating expenses:
Compensation and employee benefits	6,564	7,965	29,317	31,184
Occupancy	1,287	1,254	4,850	4,539
Equipment	558	597	2,533	2,531
Marketing	287	702	1,517	2,914
Federal deposit insurance	133	128	533	507
Data processing	847	830	3,416	3,243
General and administrative	2,480	2,640	10,215	9,916

Total operating expenses	12,156	14,116	52,381	54,834

(Loss)income before provision for income taxes	(2,337)	7,278	19,196	29,832
(Benefit) provision for income taxes	(898)	2,432	6,563	10,335

Net (loss) income	$(1,439)	$4,846	$12,633	$19,497

Basic (loss) earnings per share	$(0.13)	$0.41	$1.09	$1.65

Diluted (loss) earnings per share	$(0.13)	$0.40	$1.07	$1.60

Average basic shares outstanding	11,488	11,737	11,547	11,786

Average diluted shares outstanding	11,685	12,148	11,765	12,219

Cash (loss) earnings (1)	$(705)	$5,598	$15,521	$22,479

Diluted cash (loss) earnings per share	$(0.06)	$0.46	$1.32	$1.84

(1)	Cash earnings are determined by adding (net of taxes) to reported earnings the non-cash expenses stemming from the amortization and appreciation of allocated shares in the company’s stock-related benefit plans and the amortization of intangible assets.

OceanFirst Financial Corp.

SELECTED CONSOLIDATED FINANCIAL DATA

(in thousands, except per share amounts)

	At December 31, 2006	At December 31, 2005
STOCKHOLDERS’ EQUITY

Stockholders’ equity to total assets	6.37%	6.99%
Common shares outstanding (in thousands)	12,262	12,699
Stockholders’ equity per common share	$10.79	$10.93
Tangible stockholders’ equity per common share	10.70	10.83

ASSET QUALITY

Allowance for loan losses	$10,238	$10,460
Nonperforming loans	4,525	1,595
Nonperforming assets	4,813	1,873
Allowance for loan losses as a percent of total loans receivable	0.57%	0.62%
Allowance for loan losses as a percent of nonperforming loans	226.25	655.80
Nonperforming loans as a percent of total loans receivable	0.25	0.09
Nonperforming assets as a percent of total assets	0.23	0.09

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
PERFORMANCE RATIOS (ANNUALIZED)

Return on average assets	(0.28)%	0.97%	0.62%	1.00%
Return on average stockholders’ equity	(4.25)	14.30	9.40	14.43
Interest rate spread	2.51	3.00	2.69	3.07
Interest rate margin	2.81	3.24	2.98	3.30
Operating expenses to average assets	2.36	2.82	2.56	2.81
Efficiency ratio	123.17	65.98	73.03	64.50
CASH EARNINGS

Although reported earnings and return on stockholders’ equity are traditional measures of performance, the Company believes that the change in stockholders’ equity or “cash earnings,” and related return measures are also a significant measure of a company’s performance. Cash earnings exclude the effects of various non-cash expenses, such as the employee stock plans amortization expense and related tax benefit, as well as the amortization of intangible assets. The following table reconciles the Company’s net income with cash earnings. The table is a pro forma calculation which is not in accordance with GAAP.

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005
Net (loss) income	$(1,439)	$4,846	$12,633	$19,497
Add: Employee stock plans amortization Expense	799	847	3,290	3,374
Amortization of intangible assets	81	26	158	103
Less: Tax benefit (1)	(146)	(121)	(560)	(495)

Cash (loss) earnings	$(705)	$5,598	$15,521	$22,479

Basic cash (loss) earnings per share	$(0.06)	$0.48	$1.34	$1.91

Diluted cash (loss) earnings per share	$(0.06)	$0.46	$1.32	$1.84

(1)	The Company does not receive any tax benefit for that portion of employee stock plan amortization expense relating to the ESOP fair market value adjustment.

OceanFirst Financial Corp.

SELECTED LOAN AND DEPOSIT DATA

(in thousands)

LOANS RECEIVABLE
	At December 31, 2006	At December 31, 2005
Real estate:
One- to-four family	$1,231,716	$1,187,226
Commercial real estate, multi-family and land	306,288	281,585
Construction	13,475	22,739
Consumer	190,029	146,911
Commercial	49,693	61,637

Total loans	1,791,201	1,700,098

Loans in process	(2,318)	(7,646)
Deferred origination costs, net	5,723	4,596
Allowance for loan losses	(10,238)	(10,460)

Total loans, net	1,784,368	1,686,588

Less: mortgage loans held for sale	82,943	32,044

Loans receivable, net	$1,701,425	$1,654,544

Mortgage loans serviced for others	$992,658	$910,272
Loan pipeline	294,646	293,934

	For the three months ended December 31,		For the years ended December 31,
	2006	2005	2006	2005

Loan originations	$295,714	$288,148	$1,221,819	$1,303,754
Loans sold	184,104	173,251	689,561	711,952
Net charge-offs (recovery)	222	(50)	372	578

DEPOSITS
	At December 31, 2006	At December 31, 2005
Type of Account
Non-interest bearing	$114,950	$120,188
Interest-bearing checking	408,666	381,787
Money market deposit	105,571	125,169
Savings	200,544	242,689
Time deposits	542,597	486,735

	$1,372,328	$1,356,568

OceanFirst Financial Corp.

ANALYSIS OF NET INTEREST INCOME

	FOR THE QUARTER ENDED DECEMBER 31,
	2006			2005
	AVERAGE BALANCE	INTEREST	AVERAGE YIELD/ COST	AVERAGE BALANCE	INTEREST	AVERAGE YIELD/ COST
	(Dollars in thousands)
Assets
Interest-earnings assets:
Interest-earning deposits and short-term investments	$9,388	$122	5.20%	$8,122	$80	3.94%
Investment securities (1)	82,572	1,241	6.01	84,962	984	4.63
FHLB stock	25,424	409	6.43	20,650	259	5.02
Mortgage-backed securities (1)	71,213	786	4.41	90,896	854	3.76
Loans receivable, net (2)	1,777,775	27,334	6.15	1,696,560	25,112	5.92

Total interest-earning assets	1,966,372	29,892	6.08	1,901,190	27,289	5.74

Non-interest-earning assets	97,480			100,693

Total assets	$2,063,852			$2,001,883

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Transaction deposits	$712,966	3,396	1.91	$774,248	2,610	1.35
Time deposits	541,486	5,966	4.41	487,421	4,123	3.38

Total	1,254,452	9,362	2.99	1,261,669	6,733	2.13
Borrowed funds	546,100	6,698	4.91	472,667	5,146	4.35

Total interest-bearing liabilities	1,800,552	16,060	3.57	1,734,336	11,879	2.74

Non-interest-bearing deposits	115,199			119,374
Non-interest-bearing liabilities	12,798			12,661

Total liabilities	1,928,549			1,866,371
Stockholders’ equity	135,303			135,512

Total liabilities and stockholders’ equity	$2,063,852			$2,001,883

Net interest income		$13,832			$15,410

Net interest rate spread (3)			2.51%			3.00%

Net interest margin (4)			2.81%			3.24%

	FOR THE YEARS ENDED DECEMBER 31,
	2006			2005
	AVERAGE BALANCE	INTEREST	AVERAGE YIELD/ COST	AVERAGE BALANCE	INTEREST	AVERAGE YIELD/ COST
	(Dollars in thousands)
Assets
Interest-earnings assets:
Interest-earning deposits and short-term investments	$8,885	$437	4.92%	$10,796	$344	3.19%
Investment securities (1)	83,999	5,122	6.10	85,942	3,871	4.50
FHLB stock	24,575	1,315	5.35	20,105	907	4.51
Mortgage-backed securities (1)	77,416	3,304	4.27	106,148	3,813	3.59
Loans receivable, net (2)	1,758,230	106,384	6.05	1,624,761	93,864	5.78

Total interest-earning assets	1,953,105	116,562	5.97	1,847,752	102,799	5.56

Non-interest-earning assets	96,752			101,357

Total assets	$2,049,857			$1,949,109

Liabilities and Stockholders’ Equity
Interest-bearing liabilities:
Transaction deposits	$717,811	11,940	1.66	$747,401	8,136	1.09
Time deposits	534,056	21,461	4.02	481,585	14,671	3.05

Total	1,251,867	33,401	2.67	1,228,986	22,807	1.86
Borrowed funds	531,265	25,042	4.71	454,806	19,066	4.19

Total interest-bearing liabilities	1,783,132	58,443	3.28	1,683,792	41,873	2.49

Non-interest-bearing deposits	120,482			115,681
Non-interest-bearing liabilities	11,875			14,499

Total liabilities	1,915,489			1,813,972
Stockholders’ equity	134,368			135,137

Total liabilities and stockholders’ equity	$2,049,857			$1,949,109

Net interest income		$58,119			$60,926

Net interest rate spread (3)			2.69%			3.07%

Net interest margin (4)			2.98%			3.30%

(1)	Amounts are recorded at average amortized cost.
(2)	Amount is net of deferred loan fees, undisbursed loan funds, discounts and premiums and estimated loss allowances and includes loans held for sale and non-performing loans.
(3)	Net interest rate spread represents the difference between the yield on interest -earning assets and the cost of interest-bearing liabilities.
(4)	Net interest margin represents net interest income divided by average interest -earning assets.